                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     October 3, 2002
                                                -------------------------------

                        TeraForce Technology Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-11630                76-0471342
  ----------------------------         -----------          -------------------
  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


                1240 East Campbell Road, Richardson, Texas             75081
                ------------------------------------------           ---------
                 (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code   (469) 330-4960
                                                  ------------------------------



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ITEM 5. OTHER EVENTS.

On January 17, 2003 the Company entered into a Securities Purchase Agreement with a private investor for the purchase of 1,000,000 shares of the Company's common stock for $100,000 cash. The Company received this amount on approximately January 17, 2003.

On March 14, 2003 the Company entered into an amended Securities Purchase Agreement with a private investor for the purchase of an aggregate of 4,333,333 share of the Company's common stock and warrants to purchase an additional 4,333,333 shares of the Company's common stock for $520,000 cash. Of this amount, the Company received $120,000 on November 29, 2002 and the balance on March 14, 2003. This was an amendment to a previously disclosed Securities Purchase Agreement providing for the purchase of an aggregate of 3,333,333 shares of the Company's common stock for $320,000 cash.

The Company has entered into registration rights agreements with each of these investors, and has agreed to file a registration statement registering the 5,333,333 shares of common stock and the 4,333,333 shares of common stock to be issued upon exercise of the warrants.

The Company's sales of common stock were exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the Securities Act), and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because the Company sold only to accredited investors; the Company did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D was filed with the Securities and Exchange Commission and in each state where the individual investors reside.

Since October 3, 2002 the Company has issued to private investors an aggregate of 29,333,333 shares of its common stock and warrants to purchase an additional 4,333,333 shares of common stock for $3,520,000 in cash. Of these proceeds, the Company used $2,000,000 to repay outstanding debt and the balance for working capital. At this time the Company has no further plans to enter into further private placements of common stock such as the ones described above.

These statements in "Other Events" regarding our future financial performance and results, and other statements that are not historical facts, are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words "may," "will," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget," or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of our financial condition, and/or state other "forward-looking" information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.



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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:


Exhibit               Description of Exhibit
-------               ----------------------
4.1      Warrant for purchase of 4,333,333 shares of Common Stock

4.2 Form of Securities Purchase Agreement, filed as an exhibit to the Company's Form 8K/A filed January 15, 2003

10.1     Schedule of Investors




















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TeraForce Technology Corporation
                                            --------------------------------
                                                     (Registrant)


Date: March 25, 2003                           By: /s/ Herman M. Frietsch
     ----------------                         ---------------------------------
                                                       (Signature)

                                                Herman M. Frietsch
                                                Chairman of the Board and CEO

Exhibit                      INDEX TO EXHIBITS
-------                      -----------------
4.1      Warrant for purchase of 4,333,333 shares of Common Stock

4.2 Form of Securities Purchase Agreement, filed as an exhibit to the Company's Form 8K/A filed January 15, 2003

10.1     Schedule of Investors























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